497(e)
                                                                         2-30070

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MARCH 3, 2004 TO THE MAY 1, 2003 EQUI-VEST(R) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS (FOR SERIES 400) AND THE EQUI- VEST(R) SERIES 800 PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION ("SAIS") FOR:

EQUI-VEST(R) SERIES 400 SIMPLE IRA CONTRACTS AND ALL SERIES 800 CONTRACTS OFFERED IN THE STATE OF CONNECTICUT ONLY (THE "MODIFIED CONTRACTS")
--------------------------------------------------------------------------------

This Supplement modifies certain information contained in the above-referenced Prospectuses and SAIs, as supplemented to date (together, the "Prospectuses"), as it relates to the Modified Contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). On or about March 3, 2004, the Modified Contracts, as described below, will be offered on the basis described in the Prospectuses, except for the following changes regarding the withdrawal charge:

Withdrawal charge.

FOR SIMPLE IRA CONTRACTS AND ALL EQUI-VEST(R) SERIES 800 CONTRACTS ISSUED IN THE STATE OF CONNECTICUT ONLY:

A. Under "Fees and charges" in "EQUI-VEST(R) employer sponsored retirement programs at a glance -- key features," the following information is added after the first paragraph of the fifth bullet; and for all EQUI-VEST(R) Series 800 contracts, under "Fees and charges" in "EQUI-VEST(R) at a glance -- key features," the information replaces the fifth bullet:

     "During the first six contract years following a contribution, a charge of up to 6% will be deducted from amounts that you withdraw that exceed 15% (10% for SIMPLE IRA Series 400 contracts) of your account value. There is no withdrawal charge in the seventh and later contract years following a contribution. Certain other exemptions apply."

B. In the "Fee Table" under "Portfolio operating expenses expressed as an annual percentage of daily net assets," footnote (1) is deleted in its entirety and replaced by the following:

     "(1) The withdrawal charge is equal to a percentage of each contribution. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution in accordance with the following table:

--------------------------------------------------
    Contract Year     Percentage of Contribution
--------------------------------------------------
         1                      6%
--------------------------------------------------
         2                      6%
--------------------------------------------------
         3                      6%
--------------------------------------------------
         4                      6%
--------------------------------------------------
         5                      6%
--------------------------------------------------
         6                      5%
--------------------------------------------------
    7 and later                 0%
--------------------------------------------------

  For purposes of the table, for each contribution, the contract year in which we receive that contribution is "contract year 1." The charge is deducted upon withdrawal amounts in excess of the 15% (10% for SIMPLE IRA Series 400 contracts) free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge."


888-1354 (2/04)                                         Cat. No. 133431 (2/04)

C. Under "Charges under the contracts -- Withdrawal charge for series 300 and 400 contracts" in "Charges and expenses" of the EQUI-VEST(R) Employer-Sponsored Retirement Programs Prospectus (for SIMPLE IRA Series 400 Contracts), the first paragraph is deleted in its entirety and replaced by the following; and under "Charges under the contracts -- Withdrawal charge" in "Charges and expenses" of the EQUI-VEST(R) Series 800 Prospectus, the third paragraph is deleted in its entirety and replaced by the following:

     "The withdrawal charge is equal to a percentage of each contribution. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution in accordance with the following table:

---------------------------------------------------------
                    Contract year
---------------------------------------------------------
                                                 7 and
                   1    2    3    4    5    6   later
---------------------------------------------------------
    Percentage of
    contribution 6%   6%   6%   6%   6%   5%     0%
---------------------------------------------------------

     For purposes of the table, for each contribution, the contract year in which we receive that contribution is "contract year 1." In the case of terminations or surrenders, as applicable, we will pay you the greater of
     (i) the account value after any withdrawal charge has been imposed or (ii) the free withdrawal amount plus 94% of the remaining account value."






           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                                (212) 554-1234
EQUI-VEST(R) is a registered servicemark of The Equitable Life Assurance
                         Society of the United States.

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